SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.__)

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Filed by a Party other than the Registrant

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    Preliminary Proxy Statement
    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Pursuant to §240.14a-12

ARROWHEAD PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your **Vote** Counts!

ARROWHEAD PHARMACEUTICALS, INC.

2024 Annual Meeting

Vote by March 13, 2024

11:59 PM ET

ARROWHEAD PHARMACEUTICALS, INC.
177 EAST COLORADO BLVD, SUITE 700
PASADENA, CA 91105

You invested in ARROWHEAD PHARMACEUTICALS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on March 14, 2024.**

Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 29, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

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Vote Virtually at the Meeting*

March 14, 2024
10:00 AM PDT

Virtual Shareholder Meeting
www.virtualshareholdermeeting.com/ARWR2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1A	Douglass Given	For
1B	Michael S. Perry	For
1C	Christopher Anzalone	For
1D	Mauro Ferrari	For
1E	Adeoye Olukotun	For
1F	William Waddill	For
1G	Victoria Vakiener	For
2.	Advisory Vote to Approve Executive Compensation.	For
3.	To ratify the selection of KPMG LLP as independent auditors of the Company for the fiscal year ending September 30, 2024.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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